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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                          -------------------------


                                   FORM 8-K


                          -------------------------



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act 1934

Date of Report (Date of earliest event reported)      October 3, 1994
                                                  ----------------------------

                            TRAK AUTO CORPORATION
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                        0-12202               52-1281465
- - -----------------------------        -------------         -------------------
(State or other jurisdiction          (Commission            (IRS Employer
       of incorporation)              File Number)         Identification No.)


            3300 75th Avenue, Landover, Maryland              20785
          ----------------------------------------         ----------
          (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code           (301) 731-1200
                                                           -------------------

        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)



The total number of sequentially numbered pages is 4.

This filing contains one exhibit.





                                  Page 1 of 4
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Item 1.          Changes in Control of Registrant

         The discussion under the caption "Stock Options" in Item 5 of this Current Report on Form 8-K is incorporated herein by reference.


Item 5.          Other Events


Appointment of Chief Financial Officer

         Robert A. Marmon has been appointed to the position of Treasurer and Chief Financial Officer of Dart Group Corporation (the "Corporation") and its subsidiary corporations (excluding Shoppers Food Warehouse Corporation), Chief Financial Officer of Crown Books Corporation and its subsidiary corporations, and Principal Financial Officer of Trak Auto Corporation (the "Company") and its subsidiary corporations. Mr. Marmon is serving in these positions pursuant to a consulting agreement that has a term of seven months commencing October 1, 1994. For further information please see the Corporation's News Release attached hereto as Exhibit 28.1, which is hereby incorporated by reference.

Stock Options

         On October 3, 1994, Dart Group Corporation filed an Answer in Ronald
S. Haft v. Dart Group Corporation, Del. Ch. 13736 (filed September 12, 1994), rejecting the validity of options sought to be exercised by Ronald S. Haft to purchase, at an exercise price of $89.65 per share, 197,048 shares of Dart Group Corporation's Class B Common Stock.


Executive Committee

         The Board of Directors of the Company has created an Executive Committee of the Board of Directors to conduct corporate affairs with respect to matters that are the subject of dispute between the present Chairman and the present President of the Corporation. The directors appointed to the Executive Committee are Douglas M. Bregman, H. Ridgely Bullock, Larry Schafran and Bonita Wilson. Any and all actions of the Executive Committee are required to be without a dissenting vote.

Item 7.          Exhibits

                 28.1  Dart Group Corporation News Release          page 4





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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   TRAK AUTO CORPORATION



     October 12, 1994                                Robert A. Marmon
- - ----------------------------------          ----------------------------------
            Date                                     ROBERT A. MARMON
                                                Principal Financial Officer





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